UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Dennis Eidson retired as Chief Executive Officer of the Company effective as of May 23, 2017. David M. Staples succeeded Mr. Eidson as Chief Executive Officer as of the same date.  Mr. Eidson will continue to serve as Chairman of the Board of Directors. The information included under Item 5.02 of the Company’s Current Report on Form 8-K filed on March 2, 2017 is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 23, 2017. At that meeting, the Company’s shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring at the annual meeting of shareholders to be held in 2017, by the following vote:

	Votes Cast

	For	Withheld	Broker Non-Votes
M. Shân Atkins	31,312,355	845,535	2,418,698
Dennis Eidson	31,955,506	202,384	2,418,698
Mickey P. Foret	32,012,296	145,594	2,418,698
Frank M. Gambino	31,302,394	855,496	2,418,698
Douglas A. Hacker	31,935,761	222,129	2,418,698
Yvonne R. Jackson	31,990,524	167,366	2,418,698
Elizabeth A. Nickels	31,311,472	846,418	2,418,698
Timothy J. O’Donovan	31,299,514	858,376	2,418,698
Hawthorne L. Proctor	32,015,570	142,320	2,418,698
David M. Staples	31,977,002	180,888	2,418,698
William R. Voss	32,002,239	155,651	2,418,698

2.	Shareholders voted, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, by the following vote:

Votes for	30,662,009
Votes against	1,445,063
Abstentions	50,818
Broker Non-Votes	2,418,698

3.	Shareholders approved, on a non-binding advisory basis, a frequency of “one year” for future advisory votes on executive compensation as follows:

1 Year	23,854,034
2 Years	40,454
3 Years	8,218,063
Abstentions	45,339
Broker Non-Votes	2,418,698

Based upon these results, and consistent with the Board's recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

4.	Shareholders approved a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year ending December 30, 2017 by the following vote:

Votes for	33,776,633
Votes against	796,556
Abstentions	3,399
Broker Non-Votes	0

Item 7.01Regulation FD Disclosure.

On May 24, 2017, the Company issued a press release announcing the results of voting at the annual meeting. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

                    The information reported in this Item 7.01 (including the press release) is furnished to and not "filed" with the Commission for the purposes of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description

99.1	Press Released dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2017	SpartanNash Company

	By:	/s/ Christopher P. Meyers
Christopher P. Meyers Executive Vice President and Chief Financial Officer